SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

Check  the  appropriate  box:

/X/     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /     Definitive Information Statement

                          PEDIATRIC PROSTHETICS, INC.
                          ---------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required

/ /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to  which  transaction  applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed  maximum  aggregate  value  of  transaction:

       (5)  Total  fee  paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Amount  Previously  Paid:
        (2)  Form, Schedule  or  Registration  Statement  No.:
        (3)  Filing  Party:
        (4)  Date Filed:

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                          PEDIATRIC PROSTHETICS, INC.
                            12926 WILLOWCHASE DRIVE
                              HOUSTON, TEXAS 77070

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To be held on July __, 2006

To  the  stockholders  of  Pediatric  Prosthetics,  Inc.:

     Notice is hereby given of a special meeting of shareholders of Pediatric Prosthetics, Inc. (the "Company") to be held on July __, 2006 at 12:00 P.M. C.S.T. at the Company's office at 12926 Willowchase Drive, Houston, Texas 77070, for the following purpose:

     1. To approve the filing of Articles of Amendment to our Articles of Incorporation. The Board of Directors recommends that you approve Articles of Amendment to our Articles of Incorporation to increase our authorized shares to 950,000,000 shares of common stock, $0.001 par value per share and to reauthorize 10,000,000 shares of preferred stock, $0.001 par value per share.

     Common  stockholders  of record on the close of business on          , 2006
are entitled to notice of the meeting. All stockholders are cordially invited to attend the meeting in person.

                                   By  Order  of  the  Board  of  Directors,

                                   /s/  Kenneth  W.  Bean
                                   ----------------------
                                   Kenneth  W.  Bean,
                                   Director

          ,  2006
----------

                          PEDIATRIC PROSTHETICS, INC.
                            12926 WILLOWCHASE DRIVE
                              HOUSTON, TEXAS 77070

                             INFORMATION STATEMENT
                                           , 2006
                              ------------


     This Information Statement is furnished by the Board of Directors of Pediatric Prosthetics, Inc. (the "Company") to provide notice of a special meeting of stockholders of the Company which will be held on July __, 2006 at 12:00 P.M. CST at the Company's office at 12926 Willowchase Drive, Houston, Texas 77070.

     The  record  date  for  determining  stockholders  entitled to receive this
Information Statement has been established as the close of business on _________, 2006 (the "Record Date"). This Information Statement will be first
mailed  on  or  about          ,  2006 to stockholders of record at the close of
business  on  the  Record  Date.  As  of the Record Date, there were outstanding shares of the Company's Common Stock and 1,000,000 shares of the Company's Preferred Stock. The holders of all outstanding shares of Common Stock are entitled to one vote per share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. The holders of all outstanding shares of Preferred Stock are entitled to twenty votes (20) per share of Preferred Stock.

     The presence at the special meeting of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the special meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the special meeting other than the matters referred to in this Information Statement.

     The matters scheduled to come before the special meeting require the approval of a majority of the votes cast at the special meeting. Linda
Putback-Bean and Dan Morgan (the "Majority Shareholders") beneficially own 30,210,251 and 9,198,861, shares of common stock, respectively, or % of our Common Stock, and 900,000 and 100,000, shares of Preferred Stock, respectively, which in aggregate can vote 20,000,000 shares of our common stock. As a result, the Majority Shareholders account for an aggregate of 59,409,112 of the total of ___________ shares entitled to vote at the special meeting of stockholders or approximately _____% of our voting shares and will therefore be able to approve the matters presented in this Information Statement. The Company is not soliciting your vote as the Majority Shareholders already has the vote in hand.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   PROPOSAL 1

               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION
                 TO AUTHORIZE 950,000,000 SHARES OF COMMON STOCK

WHAT IS THE MAJORITY SHAREHOLDER APPROVING?

     Our Majority Shareholder will approve Articles of Amendment to our Articles of Incorporation to authorize 950,000,000 shares of common stock, $0.001 par value per share ("Common Stock") and reauthorize 10,000,000 shares of preferred stock, $0.001 par value per share ("Preferred Stock").

     The Articles of Amendment will additionally state that shares of Preferred Stock of the Company may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Company ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

     Upon approval, the Board of Directors will instruct the officers to file as soon as practicable Articles of Amendment with the Colorado Secretary of State in a form substantially similar to the attached Appendix A to affect the amendment (the "Amendment").

WHAT IS THE PURPOSE OF THE AMENDMENT?

     The Amendment increases the amount of authorized Common Stock and is necessary to have enough shares of Common Stock authorized for the issuance of the shares of common stock issuable in connection with the conversion of principal and interest on the aggregate of $1,500,000 in Callable Secured Term Notes ("Notes") sold to AJW Partners, LLC; AJW Offshore, Ltd.; AJW Qualified Partners, LLC; and New Millennium Capital Partners, LLC (each a "Purchaser" and collectively the "Purchasers") as well as the 50,000,000 warrants to purchase shares of our common stock at an exercise price of $0.10 per share, which were granted to the Purchasers (the "Warrants"), in connection with our entry into a Securities Purchase Agreement on May 30, 2006. Additionally, the Amendment is intended to enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets, to establish strategic relationships with corporate partners, or to attract or to retain and motivate key employees.

WHAT VOTE IS REQUIRED FOR APPROVAL OF THE AMENDMENT?

     The vote of a majority of the Company's shares eligible to vote at the Company's special meeting of shareholders is required to approve the Amendment to our Articles of Incorporation. Since our Majority Shareholders can vote a majority of our outstanding shares, our Majority Shareholders will approve the Amendment to our Articles of Incorporation as set forth above. Therefore, no further shareholder approval is sought.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.


























                  [Remainder of page left intentionally blank.]

OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the special meeting of shareholders and has not been informed that any other matters are to be presented by others.

                        INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         (a) No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

         (b) No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any proposals in this information statement.

                           COMPANY CONTACT INFORMATION

All inquires regarding our Company should be addressed to our Company's principal executive office:

PEDIATRIC PROSTHETICS, INC.
12926 Willowchase Drive
Houston, Texas 77070
Attention:  Kenneth W. Bean,
Vice President


                                 By  Order  of  the  Board  of  Directors

                                 /s/  Kenneth  W.  Bean
                                 ----------------------
                                 Kenneth  W.  Bean
                                 Director
          ,  2006
---------

                                   APPENDIX A


     Articles  of  Amendment
      (General  Business)

  To  the  Secretary  of  State  of  the  State  of  Idaho
  Pursuant  to  Title  30,  Chapter  1,  Idaho  Code,  the  undersigned
  Corporation  amends  its  articles  of  incorporation  as  follows:

1.     The  name  of  the  corporation  is:

       Pediatric  Prosthetics,  Inc.
       ------------------------------------

2.     The  text  of  each  amendment  is  as  follows:

ARTICLE IV of the Corporation's Articles of Incorporation is amended as follows:

     The capital stock of the Corporation shall consist of 950,000,000, shares of Common Stock, $0.001 par value per share, and 10,000,000 shares of Preferred Stock, $0.001 par value per share.

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of the directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

3.     The  date  of  adoption  of  the  amendment(s)  was:      July  __,  2006
                                                                 ---------------
4.     Manner  of  adoption  (check  one):

[ ] The amendment consists exclusively of matters which do not require shareholder action pursuant to section 30-1-1002, 30-1-1005 and 30-1-1006, Idaho Code, and was, therefore, adopted by the board of directors.

[ ] Note of the corporation's share have been issued and was, therefore, adopted by the
       [ ] incorporator    [ ]  board of directors.

     These  Articles  of  Amendment  were  unanimously  approved by the Board of
Directors  of  the  Corporation  on             ,  2006.
                                   -------------

     The number of shares of the Corporation outstanding and entitled to vote on
these Articles of Amendment as of the record date,         , 2006, was
                                                  ---------           ----------
shares of common stock and 1,000,000 shares of Series A Preferred Stock, which can in aggregate vote 20,000,000 shares of stock. The Articles of Amendment
have  been consented to by            shares, constituting  more than a majority
                           ------------
of the shares  of stock eligible to vote theron, as of              .   As such,
                                                     --------------
the number of voting shares cast in favor of the Articles of Amendment was sufficient to approve the Articles of Amendment.

[X] Approval by the shareholders is required and the shareholders duly approved the amendment(s) as required by either Title 30, Idaho Code or by the Articles of Incorporation.

Dated:
      -------------------------
Signed:
       ------------------------
Typed  Name:
            -------------------
Capacity:
         ----------------------